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Exhibit 10.19

AMENDMENT NO. 2 TO MASTER AGREEMENT

        Reference is made to the MASTER AGREEMENT dated as of January 12, 2007 (the "Master Agreement") by and among TMT CO., LTD., a Taiwan corporation (the "Seller"), STAR BULK CARRIERS CORP., a Marshall Islands corporation (the "Buyer"), and STAR MARITIME ACQUISITION CORP., a Delaware corporation ("Star Maritime") as amended by the AMENDMENT to the MASTER AGREEMENT dated as of February 14, 2007.

        The parties wish to further amend the MASTER AGREEMENT as follows:

  1.
  Section 2(b) is hereby deleted in its entirety and amended to read as follows:

  (b)
  In addition to the Aggregate Purchase Price:

  (1)
  Seller shall be entitled to receive, promptly following the Buyer's filing of its Annual Report on Form 20-F for the Buyer's fiscal year ended December 31, 2007, an additional 803,481 shares of Buyer Common Stock (which shall be issued no later than ten (10) business days following the filing of such Annual Report to the Seller, the Vessel Owning Subsidiaries and/or a Seller Affiliate, as directed by the Seller); plus

  (2)
  With respect to the first full fiscal year of the Buyer following the Merger commencing on January 1, 2008 and ending on December 31, 2008, the Seller shall be entitled to receive, promptly following the Buyer's filing of its Annual Report on Form 20-F for such fiscal year, an additional 803,481 shares of Buyer Common Stock (which shall be issued no later than ten (10) business days following the filing of such Annual Report to the Seller, the Vessel Owning Subsidiaries or a Seller Affiliate, as directed by the Seller).

  2.
  All capitalized terms used herein shall have the meanings assigned to them in the Master Agreement, unless defined herein or the context otherwise requires. To the extent that this amendment conflicts with the Master Agreement, this amendment shall govern. Except as amended hereby, all of the provisions of the Master Agreement shall remain and continue in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Master Agreement to be executed as of October 3, 2007.

TMT CO., LTD.
for itself individually and for/on behalf of each of the Vessel Owning Subsidiaries and the Registrable Security Holders
By:	/s/ NOBU SU Name: Nobu Su Title: Chief Executive Officer

STAR BULK CARRIERS CORP.,
for itself individually and for/on behalf of each of its nominees
By:	/s/ PROKOPIOS TSIRIGAKIS Name: Prokopios Tsirigakis Title: President and Chief Executive Officer
STAR MARITIME ACQUISITION CORP.
By:	/s/ PROKOPIOS TSIRIGAKIS Name: Prokopios Tsirigakis Title: President and Chief Executive Officer

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AMENDMENT NO. 2 TO MASTER AGREEMENT